UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2005

                         Selective Insurance Group, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

     New Jersey                         0-8641                  22-2168890
     ----------                         ------                  ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

        40 Wantage Avenue, Branchville, New Jersey           07890
        ------------------------------------------           -----
        (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code        (973) 948-3000

                                       n/a
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     (b) Resignation of a Director

     By letter dated December 14, 2005, C. Edward Herder resigned from the Board of Directors of Selective Insurance Group, Inc. (the "Company"), effective December 31, 2005.

     A copy of the Company's press release announcing Mr. Herder's resignation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press Release of Selective Insurance Group, Inc. dated December 15, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SELECTIVE INSURANCE GROUP, INC.
                                   (Registrant)


Date:  December 19, 2005           By:  /s/  Michael H. Lanza
                                        ---------------------------------
                                   Name:  Michael H. Lanza, Esq.
                                   Title: Senior Vice President, General Counsel
                                          and Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated December 15, 2005.